UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2015

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 28, 2015, Exelon Corporation (Exelon) held its annual meeting of shareholders. Each of the 13 directors standing for election received the requisite vote. PricewaterhouseCoopers LLP was ratified as Exelon’s independent auditors for 2015. The 2014 compensation for Exelon’s named executive officers was approved by 82.06 percent of the votes cast. The performance measures for Exelon’s long term incentive plan were also approved. Exelon’s management proposal on proxy access passed with 52.05 percent of the votes cast. The shareholder proposal on proxy access presented by the New York City Comptroller’s Office was not approved. It received 43.16 percent of the votes cast. The voting on the proxy access proposals reflects shareholder support for proxy access as formulated by the Exelon management proposal. Exelon’s Board of Directors will consider the results of the vote on proxy access and further input from Exelon’s shareholders and present a proposal at the 2016 annual meeting of shareholders to amend Exelon’s By-laws to provide proxy access rights for shareholders.

The following tables present the final results of voting on each of the matters submitted to a vote of security holders during Exelon’s annual meeting of shareholders:

1.	Election of Directors.

Director	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony K. Anderson	613,460,955	8,279,502	3,940,752	101,663,786
Ann C. Berzin	610,947,492	10,912,238	3,821,479	101,663,786
John A. Canning, Jr.	559,001,197	62,657,309	4,022,703	101,663,786
Christopher M. Crane	610,281,639	11,608,733	3,790,837	101,663,786
Yves C. de Balmann	561,141,229	60,602,557	3,937,423	101,663,786
Nicholas DeBenedictis	592,745,887	29,246,132	3,689,190	101,663,786
Paul L. Joskow	610,847,863	10,852,657	3,980,689	101,663,786
Robert J. Lawless	553,599,809	68,186,539	3,894,861	101,663,786
Richard W. Mies	610,372,357	11,407,300	3,901,552	101,663,786
William C. Richardson	558,724,842	63,066,820	3,889,547	101,663,786
John W. Rogers, Jr.	604,515,244	17,317,952	3,848,013	101,663,786
Mayo A. Shattuck III	606,106,085	15,718,473	3,856,651	101,663,786
Stephen D. Steinour	597,136,222	24,657,481	3,887,506	101,663,786

2.	Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Accountant for 2015.

FOR	AGAINST	ABSTAIN
716,253,232	7,747,134	3,314,629

3.	The advisory vote on Exelon’s 2014 executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
513,472,134	106,837,357	5,371,718	101,633,786

4.	The approval of the performance measures in Exelon’s 2011 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
597,905,818	22,404,941	5,370,450	101,633,786

5.	Exelon’s management proposal on proxy access.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
325,715,650	293,786,500	6,179,059	101,633,786

6.	The New York City Comptroller’s Office proposal on proxy access.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
270,056,108	349,307,165	6,317,936	101,633,786

* * * * *

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation (Registrant) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s First Quarter 2015 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the SEC by Registrant. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. The Registrant does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

April 29, 2015